SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):    August 13, 2008 (August 11, 2008)

          Universal Display Corporation
(Exact Name of Registrant Specified in Charter)

Pennsylvania	1-12031	23-2372688
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer Identification No.)
incorporation or organization)

375 Phillips Boulevard
Ewing, NJ	08618

(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:         (609) 671-0980

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                      Entry into a Material Definitive Agreement.

On August 11, 2008, the Registrant entered into an OLED Technology License Agreement with Konica Minolta Holdings, Inc.  Under this agreement, the Registrant granted Konica Minolta Holdings, Inc. and its subsidiary, Konica Minolta Technology Center, Inc. (collectively, “Konica Minolta”), license rights under various patents owned or controlled by the Registrant for Konica Minolta to make and sell OLED (organic light emitting device) lighting products.  Under the agreement, Konica Minolta will pay the Registrant upfront license fees and running royalties on its sales of these licensed products.  The term of the agreement runs through expiration of the licensed patents.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNIVERSAL DISPLAY CORPORATION

Dated: August 13, 2008	By:/s/ Sidney D. Rosenblatt
Sidney D. Rosenblatt
Executive Vice President, Chief Financial Officer, Treasurer and Secretary